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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 20, 2001



                          YONKERS FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



           DELAWARE                     0-277716                  13-3870836
----------------------------   -------------------------   ---------------------
 (State or other jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)

          6 EXECUTIVE PLAZA, YONKERS, NEW YORK                 10701
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        (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (914) 965-2500



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On April 20, 2001, Yonkers Financial Corporation issued the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press Release dated April 20, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       YONKERS FINANCIAL CORPORATION




Date:       APRIL 26, 2001             By: /s/ RICHARD K. KOMOSINSKI
      -----------------------              -------------------------------------
                                           Richard F. Komosinski
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)



                                       By:  /s/ JOSEPH D. ROBERTO,
                                            ------------------------------------
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer
                                            (Principal Financial Officer)


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                                  EXHIBIT INDEX


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

EXHIBIT NO.                 DESCRIPTION
      99                    Press Release dated April 20, 2001

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